                                                                     Exhibit 99

                               Ford Motor Company

                 NORTH AMERICAN PRODUCTION AND OVERSEAS SALES
                 --------------------------------------------

                                                                           2000
                                               ------------------------------------------------------------
                                               First         Second        Third         Fourth        Full
                                               Quarter       Quarter       Quarter       Quarter       Year
                                               -------       -------       -------       -------       ----
                                                (000)         (000)         (000)         (000)        (000)
                                                            Actual                             Planned
                                               -----------------------------------       ------------------
North American Production and Imports
-------------------------------------
Car (U.S., Canada, and
        Hermosillo/Cuautitlan in Mexico)         492           480           390             397       1,759

Truck (U.S., Canada)                             801           835           654             727       3,017
                                               -----         -----         -----           -----       -----
   North American Production                   1,293         1,315         1,044           1,124       4,776

Mexican Domestic Units a/                          8            12            11              11          42

Imports (Volvo, Jaguar, Land Rover, Fiesta)       42            48            48              76         214
                                               ------        ------        -----           -----       -----

   Total North America (Incl. Imports)         1,343         1,375         1,103           1,211       5,032

Overseas Unit Sales
-------------------
Produced and Sold Overseas                       594           682           576             696       2,548
Produced in North America (Incl. above)            8             5             5               3          21
                                               -----         -----         -----           -----       -----
  Total Overseas Unit Sales                      602           687           581             699       2,569

Ford Worldwide                                 1,937         2,057         1,679           1,907       7,580
                                               =====         =====         =====           =====       =====

Over/(Under) Prior
   North America
                  Units:
                  - Issue                                                    (14)             30
                  - Quarter                      115            32          (272)            108
                  - Year                         110            47            39             (17)        179

                  Percentage:
                  - Issue                                                     (1)%             3%
                  - Quarter                        9%            2%          (20)%            10%
                  - Year                           9%            4%            4%             (1)%         4%

   Overseas
                  Units:
                  - Issue                                                     (2)              0
                  - Quarter                      (20)           88          (106)            120
                  - Year                          49             3            32              82         166

                  Percentage:
                  - Issue                                                     (0)%             0%
                  - Quarter                       (3)%          15%          (16)%            21%
                  - Year                           9%            0%            6%             13%          7%

   Worldwide
                  Units:
                  - Issue                                                    (16)             30
                  - Quarter                      180           120          (378)            228
                  - Year                         159            50            71              65         345

                  Percentage:
                  - Issue                                                     (1)%             2%
                  - Quarter                       10%            6%          (18)%            14%
                  - Year                           9%            2%            4%              4%          5%


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a/Units produced and sold in Mexico                          Investor Relations
                                                                        10/3/00